Exhibit 99.1

    Hess Reports Estimated Results for the Second Quarter of 2006

    NEW YORK--(BUSINESS WIRE)--July 26, 2006--Hess Corporation
(NYSE:HES) reported net income of $565 million for the second quarter of 2006 compared with net income of $299 million for the second quarter of 2005. See the following page for a table of items affecting the comparability of earnings between periods. The after-tax results by major operating activity were as follows:

                                      Three months       Six months
                                         ended             ended
                                        June 30           June 30
                                      (unaudited)       (unaudited)
                                   ----------------- -----------------
                                     2006     2005     2006     2005
                                   -------- -------- -------- --------
                                              (In millions,
                                         except per share amounts)

Exploration and Production         $   501  $   263  $ 1,207  $   526
Marketing and Refining                 121       98      170      161
Corporate                              (29)     (28)     (52)     (97)
Interest expense                       (28)     (34)     (65)     (72)
                                   -------- -------- -------- --------

Net income                         $   565  $   299  $ 1,260  $   518
                                   ======== ======== ======== ========

Net income per share (diluted)*    $  1.79  $  0.96  $  4.00  $  1.67
                                   ======== ======== ======== ========

Weighted average number of shares
 (diluted)*                          315.5    311.2    315.2    310.5
                                   ======== ======== ======== ========

* Weighted average number of shares and per-share amounts in all periods reflect the impact of the 3-for-1 stock split on May 31, 2006.

    Exploration and Production earnings were $501 million in the second quarter of 2006 compared with $263 million in the second quarter of 2005. The Corporation's oil and gas production, on a barrel-of-oil equivalent basis, was 354,000 barrels per day in the second quarter of 2006 compared with 355,000 barrels per day in the second quarter of 2005. In the second quarter of 2006, the Corporation's average worldwide crude oil selling price, including the effect of hedging, was $59.00 per barrel, an increase of $26.53 per barrel from the second quarter of 2005. The increase reflects higher crude oil prices and reduced hedge positions in 2006. The Corporation's average United States natural gas selling price was $6.23 per Mcf in the second quarter of 2006, compared to $6.47 per Mcf in the second quarter of 2005.

    Marketing and Refining earnings were $121 million in the second quarter of 2006 compared with $98 million in the second quarter of 2005. Refining earnings were $107 million in the second quarter of 2006 compared with $77 million in the second quarter of 2005. The increased Refining earnings principally reflect higher refined product margins. Marketing operations generated earnings of $15 million in the second quarter of 2006, compared with $14 million in the same period of 2005.

The following items, on an after-tax basis, are included in net income (in millions):

                                     Three months        Six months
                                        ended              ended
                                       June 30            June 30
                                   ----------------- -----------------
                                     2006     2005     2006     2005
                                   -------- -------- -------- --------
Exploration and Production
--------------------------
  Gains from asset sales           $    50  $     -  $   236  $    11
  Accrued office closing costs         (18)       -      (18)       -
  Income tax adjustments                 -       11        -       11
  Legal settlement                       -        -        -       11

Corporate
---------
  Tax on repatriated earnings            -        -        -      (41)
  Premiums on bond repurchases           -       (7)       -       (7)
                                   -------- -------- -------- --------

                                   $    32  $     4  $   218  $   (15)
                                   ======== ======== ======== ========

    Second quarter 2006 results included a gain related to the sale of onshore Gulf Coast oil and gas producing assets and a charge for vacated leased office space. First half 2006 results also included a gain of $186 million related to the sale of certain producing properties located in the Permian Basin in Texas and New Mexico.

    Capital and exploratory expenditures for the second quarter of 2006 amounted to $808 million of which $766 million related to Exploration and Production activities. Capital and exploratory expenditures for the second quarter of 2005 amounted to $527 million, including $507 million for Exploration and Production.

    At June 30, 2006, cash and cash equivalents totaled $486 million compared with $315 million at December 31, 2005. The Corporation's debt to capitalization ratio at June 30, 2006 was 34.5% compared with 37.6% at the end of 2005. Total debt was $3,774 million at June 30, 2006 and $3,785 million at December 31, 2005.

    Hess Corporation will review second quarter financial and operating results and other matters on a webcast at 10 a.m. today. For details on the event, refer to the Investor Relations section of our website at www.hess.com.

    Hess Corporation, with headquarters in New York, is a global integrated energy company engaged in the exploration for and the development, production, purchase, transportation and sale of crude oil and natural gas. The Corporation also manufactures, purchases, trades and markets refined petroleum and other energy products.

----------------------------------------------------------------------

    Forward-Looking Statements

    Certain statements in this release may constitute "forward-looking statements" within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the United States Securities Act of 1933, as amended. Forward-looking statements are subject to known and unknown risks and uncertainties and other factors which may cause actual results to differ materially from those expressed or implied by such statements, including, without limitation, uncertainties inherent in the measurement and interpretation of geological, geophysical and other technical data.


            HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
                SUPPLEMENTAL FINANCIAL DATA (UNAUDITED)
                       (IN MILLIONS OF DOLLARS)


                                             Second   Second    First
                                             Quarter  Quarter  Quarter
                                               2006     2005     2006
                                            -------- -------- --------

Income Statement
----------------
 Revenues and Non-operating Income
  Sales (excluding excise taxes) and other
   operating revenues                       $ 6,718  $ 4,963  $ 7,159
  Non-operating income
   Equity in income (loss) of HOVENSA L.L.C.    103      108       (2)
   Gain on asset sales                           80       --      289
   Other, net                                    19       11       15
                                            -------- -------- --------

    Total revenues and non-operating income   6,920    5,082    7,461
                                            -------- -------- --------

 Costs and Expenses
  Cost of products sold (excluding items
   shown separately below)                    4,724    3,621    5,229
  Production expenses                           303      242      265
  Marketing expenses                            225      205      231
  Exploration expenses, including dry holes
   and lease impairment                          79       87      112
  Other operating expenses                       31       38       31
  General and administrative expenses           134       86      106
  Interest expense                               44       54       57
  Depreciation, depletion and amortization      283      261      266
                                            -------- -------- --------

    Total costs and expenses                  5,823    4,594    6,297
                                            -------- -------- --------

  Income before income taxes                  1,097      488    1,164
  Provision for income taxes                    532      189      469
                                            -------- -------- --------

  Net income                                $   565  $   299  $   695
                                            ======== ======== ========

  Preferred stock dividends                      12       12       12
                                            -------- -------- --------

  Net income applicable to common
   stockholders                             $   553  $   287  $   683
                                            ======== ======== ========

Supplemental Income Statement Information
-----------------------------------------
 Foreign currency gains (losses), after-tax $    (2) $     8  $     7
 Capitalized interest                            26       22       24

Cash Flow Information
---------------------
 Net cash provided by operating
  activities (*)                            $   686  $   606  $ 1,198

Capital and Exploratory Expenditures
------------------------------------
 Exploration and Production
  United States                             $   226  $    93  $   160
  International                                 540      414    1,194
                                            -------- -------- --------

   Total Exploration and Production             766      507    1,354
 Marketing and Refining                          42       20       33
                                            -------- -------- --------

   Total Capital and Exploratory
    Expenditures                            $   808  $   527  $ 1,387
                                            ======== ======== ========

 Exploration expenses charged to income
  included above
  United States                             $    25  $    23  $    24
  International                                  24       11       27
                                            -------- -------- --------

                                            $    49  $    34  $    51
                                            ======== ======== ========

(*)Includes changes in working capital


            HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
                SUPPLEMENTAL FINANCIAL DATA (UNAUDITED)
                       (IN MILLIONS OF DOLLARS)

                                                        First Half
                                                     -----------------

                                                       2006     2005
                                                     -------- --------
Income Statement
----------------
 Revenues and Non-operating Income
  Sales (excluding excise taxes) and other operating
   revenues                                          $13,877  $ 9,920
  Non-operating income
   Equity in income of HOVENSA L.L.C.                    101      158
   Gain on asset sales                                   369       18
   Other, net                                             34       56
                                                     -------- --------

    Total revenues and non-operating income           14,381   10,152
                                                     -------- --------

 Costs and Expenses
  Cost of products sold (excluding items shown
   separately below)                                   9,955    7,250
  Production expenses                                    569      466
  Marketing expenses                                     456      402
  Exploration expenses, including dry holes
   and lease impairment                                  191      220
  Other operating expenses                                61       69
  General and administrative expenses                    239      171
  Interest expense                                       101      115
  Depreciation, depletion and amortization               548      515
                                                     -------- --------

    Total costs and expenses                          12,120    9,208
                                                     -------- --------

  Income before income taxes                           2,261      944
  Provision for income taxes                           1,001      426
                                                     -------- --------

  Net income                                         $ 1,260  $   518
                                                     ======== ========

  Preferred stock dividends                               24       24
                                                     -------- --------

  Net income applicable to common stockholders       $ 1,236  $   494
                                                     ======== ========


Supplemental Income Statement Information
-----------------------------------------
 Foreign currency gains, after-tax                   $     5  $    14
 Capitalized interest                                     50       36

Cash Flow Information
---------------------
 Net cash provided by operating activities (*)       $ 1,884  $ 1,067

Capital and Exploratory Expenditures
------------------------------------
 Exploration and Production
  United States                                      $   387  $   183
  International                                        1,733      778
                                                     -------- --------

   Total Exploration and Production                    2,120      961
 Marketing and Refining                                   75       48
                                                     -------- --------

   Total Capital and Exploratory Expenditures        $ 2,195  $ 1,009
                                                     ======== ========

 Exploration expenses charged to income included
  above
  United States                                      $    49  $    31
  International                                           51       19
                                                     -------- --------

                                                     $   100  $    50
                                                     ======== ========

(*)Includes changes in working capital


            HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
                SUPPLEMENTAL FINANCIAL DATA (UNAUDITED)
                       (IN MILLIONS OF DOLLARS)


                                            June 30      December 31
                                              2006           2005
                                         -------------- --------------
Balance Sheet Information
-------------------------

  Cash and cash equivalents              $         486  $         315
  Other current assets                           4,507          4,975
  Investments                                    1,301          1,389
  Property, plant and equipment - net           11,682          9,512
  Other long-term assets                         3,268          2,924
                                         -------------- --------------

    Total assets                         $      21,244  $      19,115
                                         ============== ==============

  Short-term debt and current maturities
   of long-term debt                     $          95  $          26
  Other current liabilities                      6,716          6,421
  Long-term debt                                 3,679          3,759
  Other long-term liabilities                    3,596          2,623
  Stockholders' equity excluding other
   comprehensive income (loss)                   9,038          7,812
  Accumulated other comprehensive income
   (loss)                                       (1,880)        (1,526)
                                         -------------- --------------

    Total liabilities and stockholders'
     equity                              $      21,244  $      19,115
                                         ============== ==============


            HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
            EXPLORATION AND PRODUCTION EARNINGS (UNAUDITED)
                       (IN MILLIONS OF DOLLARS)


                                             Second Quarter 2006
                                      --------------------------------
                                       United
                                       States   International   Total
                                      -------- --------------- -------


Sales and other operating revenues    $   330  $        1,295  $1,625
Non-operating income                       80              12      92
                                      -------- --------------- -------
           Total revenues                 410           1,307   1,717
                                      -------- --------------- -------
Costs and expenses
 Production expenses, including
  related taxes                            56             247     303
 Exploration expenses, including dry
  holes and lease impairment               34              45      79
 General, administrative and other
  expenses                                 22              50      72
 Depreciation, depletion and
  amortization                             32             235     267
                                      -------- --------------- -------
           Total costs and expenses       144             577     721
                                      -------- --------------- -------

 Results of operations before income
  taxes                                   266             730     996
 Provision for income taxes                97             398     495
                                      -------- --------------- -------
Results of operations                 $   169  $          332  $  501
                                      ======== =============== =======

                                             Second Quarter 2005
                                      --------------------------------
                                       United
                                       States   International   Total
                                      -------- --------------- -------


Sales and other operating revenues    $   269  $          769  $1,038
Non-operating income (expenses)            (3)              2      (1)
                                      -------- --------------- -------
           Total revenues                 266             771   1,037
                                      -------- --------------- -------
Costs and expenses
 Production expenses, including
  related taxes                            58             184     242
 Exploration expenses, including dry
  holes and lease impairment               51              36      87
 General, administrative and other
  expenses                                 18              17      35
 Depreciation, depletion and
  amortization                             42             205     247
                                      -------- --------------- -------
           Total costs and expenses       169             442     611
                                      -------- --------------- -------

 Results of operations before income
  taxes                                    97             329     426
 Provision for income taxes                34             129     163
                                      -------- --------------- -------
Results of operations                 $    63  $          200  $  263
                                      ======== =============== =======

                                             First Quarter 2006
                                      --------------------------------
                                       United
                                       States   International   Total
                                      -------- --------------- -------


Sales and other operating revenues    $   344  $        1,207  $1,551
Non-operating income                      288              13     301
                                      -------- --------------- -------
           Total revenues                 632           1,220   1,852
                                      -------- --------------- -------
Costs and expenses
 Production expenses, including
  related taxes                            52             213     265
 Exploration expenses, including dry
  holes and lease impairment               62              50     112
 General, administrative and other
  expenses                                 20              25      45
 Depreciation, depletion and
  amortization                             29             222     251
                                      -------- --------------- -------
           Total costs and expenses       163             510     673
                                      -------- --------------- -------

 Results of operations before income
  taxes                                   469             710   1,179
 Provision for income taxes               167             306     473
                                      -------- --------------- -------
Results of operations                 $   302  $          404  $  706
                                      ======== =============== =======


            HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
            EXPLORATION AND PRODUCTION EARNINGS (UNAUDITED)
                       (IN MILLIONS OF DOLLARS)

                                              First Half 2006
                                      --------------------------------
                                       United
                                       States   International   Total
                                      -------- --------------- -------


Sales and other operating revenues    $   674  $        2,503  $3,177
Non-operating income                      368              24     392
                                      -------- --------------- -------
           Total revenues               1,042           2,527   3,569
                                      -------- --------------- -------
Costs and expenses
 Production expenses, including
  related taxes                           107             462     569
 Exploration expenses, including dry
  holes and lease impairment               95              96     191
 General, administrative and other
  expenses                                 44              73     117
 Depreciation, depletion and
  amortization                             61             456     517
                                      -------- --------------- -------
           Total costs and expenses       307           1,087   1,394
                                      -------- --------------- -------

 Results of operations before income
  taxes                                   735           1,440   2,175
 Provision for income taxes               264             704     968
                                      -------- --------------- -------
Results of operations                 $   471  $          736  $1,207
                                      ======== =============== =======


                                              First Half 2005
                                      --------------------------------
                                       United
                                       States   International   Total
                                      -------- --------------- -------


Sales and other operating revenues    $   548  $        1,520  $2,068
Non-operating income (expenses)            (4)             50      46
                                      -------- --------------- -------
           Total revenues                 544           1,570   2,114
                                      -------- --------------- -------
Costs and expenses
 Production expenses, including
  related taxes                           107             359     466
 Exploration expenses, including dry
  holes and lease impairment              160              60     220
 General, administrative and other
  expenses                                 38              28      66
 Depreciation, depletion and
  amortization                             86             402     488
                                      -------- --------------- -------
           Total costs and expenses       391             849   1,240
                                      -------- --------------- -------

 Results of operations before income
  taxes                                   153             721     874
 Provision for income taxes                57             291     348
                                      -------- --------------- -------
Results of operations                 $    96  $          430  $  526
                                      ======== =============== =======


            HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
                      SUPPLEMENTAL OPERATING DATA
           (IN THOUSANDS, EXCEPT FOR AVERAGE SELLING PRICES)


                                        Second     Second     First
                                        Quarter    Quarter   Quarter
                                         2006       2005       2006
                                      ---------- ---------- ----------

Operating Data
--------------
 Net Production Per Day
 ----------------------
  Crude oil - barrels
    United States                            38         47         41
    Europe                                  110        117        113
    Africa                                   84         68         82
    Asia and other                           12          7         10
                                      ---------- ---------- ----------

                Total                       244        239        246
                                      ========== ========== ==========

  Natural gas liquids - barrels
    United States                            10         14          9
    Europe                                    4          5          4
                                      ---------- ---------- ----------

                Total                        14         19         13
                                      ========== ========== ==========

  Natural gas  - mcf
    United States                           117        148        123
    Europe                                  244        289        280
    Asia and other                          214        138        207
                                      ---------- ---------- ----------

                Total                       575        575        610
                                      ========== ========== ==========

  Barrels of oil equivalent                 354        355        361
                                      ========== ========== ==========


 Average Selling Price
 ---------------------
  Crude oil - per barrel (including
   hedging)
    United States                     $   64.53  $   32.44  $   57.39
    Europe                                60.63      33.22      54.98
    Africa                                53.04      28.43      45.67
    Asia and other                        68.64      51.78      59.04
                Worldwide                 59.00      32.47      53.30

  Crude oil - per barrel (excluding
   hedging)
    United States                     $   64.53  $   47.83  $   57.39
    Europe                                63.27      50.10      56.89
    Africa                                67.18      47.27      61.61
    Asia and other                        68.64      51.78      59.04
                Worldwide                 65.03      49.01      58.26

  Natural gas liquids - per barrel
    United States                     $   47.35  $   34.98  $   44.21
    Europe                                47.44      35.49      47.16
                Worldwide                 47.38      35.14      44.98

  Natural gas  - per mcf
    United States                     $    6.23  $    6.47  $    7.73
    Europe                                 5.55       4.60       8.39
    Asia and other                         3.85       3.95       3.89
                Worldwide                  5.06       4.92       6.73


            HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
                      SUPPLEMENTAL OPERATING DATA
           (IN THOUSANDS, EXCEPT FOR AVERAGE SELLING PRICES)


                                                        First Half
                                                     -----------------
                                                       2006     2005
                                                     -------- --------

Operating Data
--------------
 Net Production Per Day
 ----------------------
  Crude oil - barrels
   United States                                          40       48
   Europe                                                111      118
   Africa                                                 84       67
   Asia and other                                         10        6
                                                     -------- --------

               Total                                     245      239
                                                     ======== ========

  Natural gas liquids - barrels
   United States                                           9       13
   Europe                                                  4        6
                                                     -------- --------

               Total                                      13       19
                                                     ======== ========

  Natural gas  - mcf
   United States                                         120      156
   Europe                                                262      312
   Asia and other                                        211      121
                                                     -------- --------

               Total                                     593      589
                                                     ======== ========

  Barrels of oil equivalent                              357      356
                                                     ======== ========


 Average Selling Price
 ---------------------
  Crude oil - per barrel (including hedging)
   United States                                     $ 60.81  $ 32.31
   Europe                                              57.69    32.30
   Africa                                              50.01    29.33
   Asia and other                                      63.54    49.44
               Worldwide                               56.21    31.90

  Crude oil - per barrel (excluding hedging)
   United States                                     $ 60.81  $ 46.49
   Europe                                              59.95    48.60
   Africa                                              64.89    45.93
   Asia and other                                      63.54    49.44
               Worldwide                               61.72    47.45

  Natural gas liquids - per barrel
   United States                                     $ 45.87  $ 33.94
   Europe                                              47.33    33.69
               Worldwide                               46.30    33.86

  Natural gas  - per mcf
   United States                                     $  7.00  $  6.30
   Europe                                               7.06     5.03
   Asia and other                                       3.87     3.95
               Worldwide                                5.91     5.15


            HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
   EXPLORATION AND PRODUCTION HEDGED PRICES AND VOLUMES (UNAUDITED)


                                        Brent Crude Oil
                         ---------------------------------------------

                                                 Thousands of barrels
     Maturity             Average Selling Price         per day
-------------------      ---------------------------------------------

2006
   3rd Quarter                           $27.96                    30
   4th Quarter                            27.75                    30

2007                                      25.85                    24
2008                                      25.56                    24
2009                                      25.54                    24
2010                                      25.78                    24
2011                                      26.37                    24
2012                                      26.90                    24

Note: There were no WTI crude oil or natural gas hedges outstanding at June 30, 2006.


            HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
   MARKETING AND REFINING SUPPLEMENTAL FINANCIAL AND OPERATING DATA
                              (UNAUDITED)


                                             Second   Second   First
                                             Quarter  Quarter Quarter
                                              2006     2005     2006
                                            -------- -------- --------

Financial Information
(in millions of dollars)
------------------------

  Marketing and Refining Earnings
  -------------------------------
  Income before income taxes                $   188  $   151  $    76
  Provision for income taxes                     67       53       27
                                            -------- -------- --------

    Marketing and Refining Earnings         $   121  $    98  $    49
                                            ======== ======== ========

  Summary of Marketing and Refining
   Earnings
  ---------------------------------
   Refining                                 $   107  $    77  $    21
   Marketing                                     15       14       12
   Trading                                       (1)       7       16
                                            -------- -------- --------

    Total Marketing and Refining
     Earnings                               $   121  $    98  $    49
                                            ======== ======== ========

----------------------------------------------------------------------

Operating Data (in thousands unless noted)
------------------------------------------

  Refined Product Sales (barrels per day)
  ---------------------------------------
   Gasoline                                     223      227      226
   Distillates                                  112      104      166
   Residuals                                     42       59       85
   Other                                         35       45       43
                                            -------- -------- --------

         Total                                  412      435      520
                                            ======== ======== ========

  Refinery Throughput (barrels per day)
  -------------------------------------
   HOVENSA - Crude runs                         430      500      420
   HOVENSA - Hess 50% share                     215      250      210
   Port Reading                                  63       58       64

                                  ----------
  Refinery Utilization             Refinery
  --------------------             Capacity
                                  ----------
                                   (barrels
   HOVENSA                          per day)
      Crude                          500      85.9%   100.1%    84.0%
      FCC                            150      87.3%    93.3%    66.4%
      Coker                           58      73.2%   100.9%    85.7%
   Port Reading                       65      96.9%    89.2%    98.6%
                                  ----------

  Retail Marketing
  ----------------
   Number of retail stations (a)              1,343    1,352    1,343
   Convenience store revenue (in
    millions of dollars) (b)                $   258  $   254  $   233
   Average gasoline volume per
    station (gallons per month) (b)             222      213      195



(a) Includes company operated, Wilco-Hess, dealer and branded retailer.
(b) Company operated only.


            HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
   MARKETING AND REFINING SUPPLEMENTAL FINANCIAL AND OPERATING DATA
                              (UNAUDITED)

                                                      First Half
                                                 ---------------------
                                                    2006       2005
                                                 ---------- ----------

Financial Information (in millions of dollars)
----------------------------------------------

  Marketing and Refining Earnings
  -------------------------------
  Income before income taxes                     $     264  $     253
  Provision for income taxes                            94         92
                                                 ---------- ----------

    Marketing and Refining Earnings              $     170  $     161
                                                 ========== ==========

  Summary of Marketing and Refining Earnings
  ------------------------------------------
   Refining                                      $     127  $     119
   Marketing                                            28         27
   Trading                                              15         15
                                                 ---------- ----------

    Total Marketing and Refining
     Earnings                                    $     170  $     161
                                                 ========== ==========

----------------------------------------------------------------------

Operating Data (in thousands unless noted)
------------------------------------------

  Refined Product Sales (barrels per day)
  ---------------------------------------
   Gasoline                                            225        204
   Distillates                                         139        135
   Residuals                                            63         67
   Other                                                39         42
                                                 ---------- ----------

         Total                                         466        448
                                                 ========== ==========

  Refinery Throughput (barrels per day)
  -------------------------------------
   HOVENSA - Crude runs                                425        475
   HOVENSA - Hess 50% share                            212        238
   Port Reading                                         64         47

                                      ----------
  Refinery Utilization                 Refinery
  --------------------                 Capacity
                                      ----------
                                       (barrels
   HOVENSA                              per day)
      Crude                              500          85.0%      95.0%
      FCC                                150          76.9%      75.3%
      Coker                               58          79.4%      96.9%
   Port Reading                           65          97.8%      72.8%
                                      ----------

  Retail Marketing
  ----------------
   Number of retail stations (a)                     1,343      1,352
   Convenience store revenue
    (in millions of dollars) (b)                 $     492  $     472
   Average gasoline volume per station
    (gallons per month) (b)                            208        204



(a) Includes company operated, Wilco-Hess, dealer and branded retailer.
(b) Company operated only.

    CONTACT: Hess Corporation
             Investors:
             Jay Wilson, 212-536-8940
              or
             Media:
             James Allen, 212-536-8550